================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 29, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                     74-1611874
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

   15835 Park Ten Place Drive                              77084
         Houston, Texas                                 (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 7. EXHIBITS


EXHIBIT 99.1    PRESS RELEASE DATED APRIL 29, 2003

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2003 AND 2002

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2003

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2003 AND
                SEPTEMBER 30, 2002

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT APRIL 29, 2003



ITEM 9.    REGULATION FD DISCLOSURE


     On April 29, 2003, the Company announced its earnings for the Fiscal Year 2003 Second Quarter ended March 31, 2003. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The ATWOOD FALCON is drilling the sixth well of an eight well contract with Woodside. The contract is estimated to be completed in June 2003. Immediately upon completion of its work in Australia, the rig will be moved to Malaysia to drill one well for Sarawak Shell. The drilling of the well should commence around July 1, 2003 and should take approximately 60 days to complete, with a dayrate of $83,000.

     The ATWOOD HUNTER is currently drilling one well for Burullus Gas Company, which should take until mid-May 2003 to complete. Upon completion of this well, the rig will move to Israel to drill one well for Samedan, Mediterranean Sea ("Samedan"). The Samedan well should take until the end of July 2003 to complete and will have a dayrate of $80,000.

     The RICHMOND is drilling the first of two firm wells for Ocean Energy, Inc. These wells should take until the end of June 2003 to complete and will have a dayrate of $24,000.

     The construction of the ATWOOD BEACON continues on schedule. The shipyard portion of the construction should be completed by May 2003; additional equipment commissioning and testing may be carried out until July 2003 depending on the schedule for commencing operations. The Company is in discussion for a short-term contract for the rig to commence operation in July/August 2003.

     Additional information with respect to the Company's Consolidated Statements of Operations for the three months ended March 31, 2003 and 2002, an analysis of Contract Revenues and Drilling Costs for the quarter ended March 31, 2003, Consolidated Balance Sheets at March 31, 2003 and September 30, 2002 and Contract Status Summary at April 29, 2003 are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, which are being furnished in accordance with rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ATWOOD OCEANICS, INC.
                                                    (Registrant)



                                                    /s/ James M. Holland
                                                    James M. Holland
                                                    Senior Vice President

                                                    DATE:    April 29, 2003

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION

99.1           Press Release dated April 29, 2003

99.2 Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2003 and 2002

99.3 Analysis of Contract Revenues and Drilling Costs for the Three Months and Six Months ended March 31, 2003

99.4           Consolidated Balance Sheets at March 31, 2003 and
               September 30, 2002

99.5           Contract Status Summary at April 29, 2003

                                                            EXHIBIT 99.1
Houston, Texas
29 April 2003

FOR IMMEDIATE RELEASE

     Atwood Oceanics, Inc., Houston-based International Drilling Contractor, announced today that the Company earned net income of $587,000 or $.04 per diluted share, on contract revenues of $35,073,000 for the quarter ended March 31, 2003, compared to net income of $6,830,000 or $.49 per diluted share on contract revenues of $43,740,000 for the quarter ended March 31, 2002. For the six months ended March 31, 2003, the Company earned net income of $1,537,000 or $.11 per diluted share, on contract revenues of $64,914,000 compared to net income of $14,988,000 or $1.07 per diluted share, on contract revenues of $80,974,000 for the six months ended March 31, 2002.

                                   FOR THE THREE MONTHS ENDED MARCH 31,
                                      2003                    2002
                                  -----------            ------------

Contract Revenues                 $35,073,000            $43,740,000
                                  ===========            ===========
Income before Income Taxes          1,428,000             10,715,000
Provision for Income Taxes           (841,000)            (3,885,000)
                                  -----------            ------------
Net Income                            587,000              6,830,000
                                  ===========            ===========
Earnings per Common Share -
      Basic                               .04                    .49
      Diluted                             .04                    .49
Weighted Average Shares
   Outstanding -
      Basic                        13,845,000             13,834,000
      Diluted                      13,900,000             13,978,000



                                   FOR THE SIX MONTHS ENDED MARCH 31,
                                      2003                  2002
                                  -----------            -----------

Contract Revenues                 $64,914,000            $80,974,000
                                  ===========            ===========
Income before Income Taxes          3,802,000             23,102,000
Provision for Income Taxes         (2,265,000)            (8,114,000)
                                  -----------            ------------
Net Income                          1,537,000             14,988,000
                                  ===========            ===========
Earnings per Common Share -
      Basic                               .11                   1.08
      Diluted                             .11                   1.07
Weighted Average Shares
   Outstanding -
      Basic                        13,846,000             13,835,000
      Diluted                      13,903,000             13,948,000


                                               Contact:  Jim Holland
                                                      (281) 749-7804


                                                            EXHIBIT 99.2


                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (In thousands, except per share amounts)



                                                    Three Months Ended                      Six Months Ended
                                                        March 31,                             March 31,
                                           ---------------------------------      --------------------------------
                                              2003                  2002             2003                 2002
                                             -----                 -----            -----                -----
                                                     (Unaudited)                             (Unaudited)
REVENUES:
         Contract drilling                $ 35,073               $ 43,740         $ 64,914            $ 80,974


COSTS AND EXPENSES:
         Contract drilling                 24,114                  23,205           43,459               39,419
         Depreciation                       5,850                   6,720           11,242               12,543
         General and administrative         3,119                   2,494            5,799                5,164
                                          -------                 -------          -------             --------
                                           33,083                  32,419           60,500               57,126
                                          -------                 -------          -------             --------

OPERATING INCOME                            1,990                  11,321            4,414               23,848
                                          -------                 -------           ------             --------

OTHER INCOME (EXPENSE)
         Interest expense                    (598)                   (683)            (711)                (886)
               Interest income                 36                      77               99                  140
                                          -------                  ------           ------              -------
                                             (562)                   (606)            (612)                (746)


INCOME BEFORE INCOME TAXES                  1,428                  10,715            3,802               23,102

PROVISION FOR INCOME TAXES                    841                   3,885            2,265                8,114
                                          -------                  ------          -------              -------


NET INCOME                               $   587                 $  6,830         $  1,537             $ 14,988
                                         =======                 ========         ========             ========

EARNINGS PER SHARE
              Basic                      $  .04                  $    .49         $    .11             $    1.08
              Diluted                    $  .04                  $    .49         $    .11             $    1.07
WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
            Basic                        13,845                    13,834          13,846                 13,835
            Diluted                      13,900                    13,978          13,903                 13,948



                                                                    EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)


                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                                 CONTRACT               CONTRACT
                                 DRILLING               DRILLING
                                 REVENUES                COSTS
                                 --------              --------
                                           (In Millions)

ATWOOD FALCON                    $ 8.9                    $ 5.6
VICKSBURG                          5.9                      2.3
SEAHAWK                            5.8                      3.0
ATWOOD SOUTHERN CROSS              5.5                      4.2
ATWOOD HUNTER                      3.5                      3.3
ATWOOD EAGLE                       2.9                      2.2
RICHMOND                           2.1                      2.0
OTHER                              0.5                      1.5
                                   ---                     ----
                                 $35.1                    $24.1
                                 =====                    =====



                  FOR THE SIX MONTHS ENDED MARCH 31, 2003
                                    CONTRACT           CONTRACT
                                    DRILLING           DRILLING
                                    REVENUES             COSTS
                                    --------           --------
                                            (In Millions)

ATWOOD FALCON                      $15.9                $ 9.7
VICKSBURG                           12.3                  4.8
SEAHAWK                             11.0                  5.4
ATWOOD HUNTER                        9.9                  6.8
ATWOOD SOUTHERN CROSS                7.9                  8.0
RICHMOND                             4.1                  4.1
ATWOOD EAGLE                         2.9                  2.2
OTHER                                0.9                  2.5
                                     ---                 ----
                                   $64.9                $43.5
                                   =====                =====

                                                                                            EXHIBIT 99.4

                                  ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                      CONSOLIDATED BALANCE SHEETS
                                           (In thousands)

                                                                        MAR. 31, 2003          SEP. 30, 2002
                                                                         (Unaudited)

ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                                 $15,266             $27,055
    Accounts receivable                                                        30,803              28,776
    Inventories of materials and supplies
     at lower of average cost or market                                        10,632               9,134
    Deferred tax assets                                                           223                 223
    Prepaid expenses                                                            3,239               6,625
                                                                             ----------        ------------
     Total Current Assets                                                      60,163              71,813
                                                                             ----------        ------------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe                                648,850             583,241
     Other                                                                       9,204               9,156
                                                                             ----------        ------------
                                                                               658,054             592,397

     Less-accumulated depreciation                                             235,191             224,000
                                                                             ----------        ------------

      Net Property and Equipment                                               422,863             368,397
                                                                             ----------        ------------

DEFERRED COSTS AND OTHER ASSETS                                                 11,990               4,320
                                                                             ----------        ------------
                                                                              $495,016            $444,530
                                                                             ==========        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable                                          $1,430              $5,023
   Accounts payable                                                              3,028               5,584
   Accrued liabilities                                                          11,599              13,809
                                                                             ----------        ------------
       Total Current Liabilities                                                16,057              24,416
                                                                             ----------        ------------

LONG-TERM NOTES PAYABLE,
   net of current maturities:                                                  172,500             115,000
                                                                             ----------        ------------
                                                                               172,500             115,000
                                                                             ----------        ------------

OTHER LIABILITIES
     Deferred tax liabilities                                                   15,895              15,545
     Deferred credits                                                           12,884              13,436
                                                                             ----------        ------------
                                                                                28,779              28,981
                                                                             ----------        ------------

SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,  none outstanding                              0                   0
    Common stock, $1 par value, 20,000,000 shares authorized
          with 13,847,000 and 13,845,000 issued and outstanding
          as of March 31, 2003 and September 30, 2002, respectively             13,847              13,845
    Paid-in capital                                                             57,282              57,274
    Retained earnings                                                          206,551             205,014
                                                                             ----------        ------------

        Total Shareholders' Equity                                             277,680             276,133
                                                                             ----------        ------------
                                                                              $495,016            $444,530
                                                                             ==========        ============



                                                                    EXHIBIT 99.5

                                    ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                           CONTRACT STATUS SUMMARY
                                              AT APRIL 29, 2003


NAME OF RIG             LOCATION               CUSTOMER                 CONTRACT STATUS
-----------             ---------              ---------                ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON           AUSTRALIA            WOODSIDE ENERGY LTD.       The rig is drilling its sixth well of an
                                             ("WOODSIDE")               eight well contract with Woodside.  The
                                                                        contract is estimated to be complete in June
                                                                        2003.  Following completion the rig will be
                                                                        moved to Malaysia to drill one well for
                                                                        Sarawak Shell.  The drilling of this well
                                                                        should commence around July 1, 2003 and
                                                                        should take approximately 60 days to complete.

ATWOOD HUNTER           EGYPT                BURULLUS GAS               The rig is currently drilling a well for
                                             COMPANY ("BURULLUS")       Burullus which is expected to be completed in
                                                                        May 2003.  Following completion of the
                                                                        Burullus work, the rig will be moved to
                                                                        Israel to drill one well for Samedan,
                                                                        Mediterranean Sea ("Samedan").  The Samedan
                                                                        well is estimated to take 70 days to
                                                                        complete, with Samedan having an option to
                                                                        drill one additional well at a later date.

ATWOOD EAGLE           ANGOLA                ESSO EXPLORATION ANGOLA    The Company has executed a contract with ESSO
                                             (BLOCK 15) LIMITED         for the use of the rig to drill three firm
                                             ("ESSO")                   wells, plus options for four additional
                                                                        wells, off the coast of Angola.  The rig
                                                                        arrived in Angola on February 18, 2003 and
                                                                        commenced drilling operations in early March
                                                                        2003.  It should take five to six months to
                                                                        drill the three firm wells.

SEAHAWK                MALAYSIA              EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                        Operator to extend.


ATWOOD SOUTHERN CROSS  MEDITERRANEAN         ENI S.P.A. - AGIP          The rig is drilling the last well under its
                           SEA               DIVISION ("AGIP")          contract with AGIP, which is expected to be
                                                                        completed in early May 2003.  Contract
                                                                        opportunities for additional work following
                                                                        completion of the AGIP wells are being
                                                                        pursued in the Mediterranean Area.

SEASCOUT               UNITED STATES                                    The SEASCOUT was purchased in December 2000
                       GULF OF MEXICO                                   for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
                                                                        The rig is currently coldstacked.

CANTILEVER JACK-UPS -
---------------------
VICKSBURG              MALAYSIA             EXXONMOBIL EXPLORATION      In early October 2002, the rig commenced a
                                            AND PRODUCTION MALAYSIA     two-year drilling program (with an option by
                                            INC. ("EMEPMI")             EMEPMI for one additional year), with EMEPMI
                                                                        having the right to terminate the drilling
                                                                        program after one year at any time with a 120
                                                                        days notice period.

ATWOOD BEACON                                                           The construction of the ATWOOD BEACON
                       UNDER                                            continues on schedule.  The shipyard portion
                       CONSTRUCTION                                     of the construction should be completed by
                                                                        May 2003; additional equipment commissioning
                                                                        and testing may be carried out until July
                                                                        2003 depending on the schedule for commencing
                                                                        operations.  The Company is in discussion for
                                                                        a short-term contract for the rig to commence
                                                                        operation in July/August 2003.

SUBMERSIBLE -
--------------
RICHMOND               UNITED STATES         OCEAN ENERGY, INC.         The rig is currently drilling the first of
                       GULF OF MEXICO                                   two firm wells for Ocean Energy, Inc.  These
                                                                        two wells should take until the end of June
                                                                        2003 to complete.    Ocean Energy, Inc. has
                                                                        four option wells under the contract.  The
                                                                        contract contains a 30-day early termination
                                                                        provision.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH       AUSTRALIA           WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.